Prospectus Supplement — April 28, 2011
to the Prospectuses, as supplemented, of the following funds:

Fund	Prospectus Dated
RiverSource Partners International Select Growth Fund	12/30/2010
RiverSource Partners International Small Cap Fund	12/30/2010
SHAREHOLDER MEETINGS
At a Joint Special Meeting of Shareholders held on April 27, 2011, shareholders of each of RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund (each, a “Selling Fund”) approved an Agreement and Plan of Reorganization, which provides for the reorganization of each Selling Fund into ColumbiaSM Acorn International® (the “Buying Fund”). The reorganizations are expected to occur on or about August 12, 2011 (the “Reorganization Date”). In connection with the reorganizations, the following rules and policies will apply:
Restrictions and Other Policies on New Account Openings, Purchases, Exchanges and Redemptions of Selling Fund Shares
New Accounts
New account applications for the purchase of shares of a Selling Fund received in good order will be accepted through the close of business on the Reorganization Date. Thereafter, any account application for shares of a Selling Fund will be rejected. Further, any request made to open a new account for shares of a Selling Fund after the close of business on the Reorganization Date will not automatically be treated as a request to open a new account for shares of the Buying Fund.
Purchases, Exchanges and Redemptions of Shares of a Selling Fund
Purchases, exchanges and redemptions of shares of a Selling Fund will continue to be accepted through the close of business on the Reorganization Date. In addition, any request to purchase, exchange or redeem shares of a Selling Fund received within 30 days after the close of business on the Reorganization Date will automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of the Buying Fund. After this 30-day period, any request to purchase, exchange or redeem shares of a Selling Fund will be rejected and will not automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of the Buying Fund.
Systematic Investment Plan and Systematic Withdrawal Plan Transactions
If you are currently participating in the Systematic Investment Plan or Systematic Withdrawal Plan with respect to a Selling Fund, your current systematic transactions will be carried over from your Selling Fund to the Buying Fund.
Important Note
Because each Selling Fund will merge into the Buying Fund on the Reorganization Date, you should consider the appropriateness of making a new or subsequent investment in a Selling Fund prior to the Reorganization Date. You should consider the investment objectives, risks, charges and expenses of the Buying Fund and/or Selling Fund carefully before investing. To obtain the Buying Fund’s current prospectus, shareholder reports and other regulatory filings, contact your financial advisor or visit www.columbiamanagement.com.